25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS GLOBAL FUND

Ticker: *DMAGX

(the “Fund”)

SUPPLEMENT DATED APRIL 30, 2023

TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2023

(the “Prospectus” and “Summary Prospectus,” respectively)

Effective April 30, 2023 (the “Effective Date”), the Fund will no longer focus its investments in emerging markets or invest in debt securities and will no longer engage in hedging transactions, such as derivatives or short sales. Rather, the Fund will opportunistically invest in equity securities of issuers located throughout the world, including the United States. While the Fund is repositioning its portfolio following the Effective Date and for a period of up to 30 days, the Fund may not achieve its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111